EXHIBIT (10)(c)

                                     Form of Assignment of Lease/Drill Site
                     from Petroleum Development Corporation to Registration

ASSIGNMENT OF WORKING INTEREST

             This Assignment made this     day of             , 199
, from PETROLEUM DEVELOPMENT CORPORATION, a Nevada
Corporation, (herein called "Assignor") to PDC 199 - , Limited
Partnership, (herein called "Assignee");

WITNESSETH

             Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto
Assignee all of the following:

1. The interest in oil, gas and other mineral leases, rights and properties to production which are referred to or described in Exhibit A attached hereto and incorporated herein by reference (All of such being referred to as the "properties described"). This assignment includes only the oil and/or gas well, the bore hole and so much of the leasehold as constitute the drill site to, and only to, the depth of the bore hole of the well plus fifty (50) feet. The Assignor expressly reserves and does not assign the remainder of the lease and leasehold oil and gas estate.

2. All right, title and interest of Assignor derived from all presently existing and valid oil, gas or mineral unitization, pooling, operating and communitization agreements declarations and orders, and in and to the properties covered and the units created thereby (including all units formed under orders, regulations, rules or other official acts of any federal, state or other governmental agency having jurisdiction), which relate to any of the properties described.

3. All right, title and interest of Assignor in, to or under or by virtue of all presently existing and valid oil and gas sales, purchase, exchange and processing contracts, casinghead gas contracts, operating agreements, joint instruments (including without limitations, future interests, reversionary rights and deferred interests), which relate to any of the properties described, but only insofar as such contracts, agreements and instruments relate to the properties described.

4. All right, title and interest of Assignor in all personal property improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way, (including but not by way of limitation, all wells, tanks, boilers, buildings, fixtures, machinery, injection facilities, saltwater disposal facilities, compression facilities and other equipment, gathering system, power lines, telephone and telegraph lines, roads and other appurtenances and easements) now being used in connection with the exploration, development, operation or maintenance of the properties described, or any unit being used in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals produced from or allocated to properties described or such unit or units.

5. Without limitation of the foregoing, all of the Assignor's right, title, interest and estate of every nature and description in and to properties described in any of the leases referred to or described in Exhibit A or included in any unit including any of Assignor's interest in any such lease or land described, even though Assignor's interest therein be incorrectly described in, or a description of such interest be omitted from Exhibit A.



1
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             TO HAVE AND TO HOLD all singular the properties described
unto assignee, its successors and assigns, forever.

             This assignment is made with full substitution and subrogation on and of Assignee in and to all covenants and warranties by others heretofore given or made in respect to the properties described or any part thereof. Additionally, Assignor hereby warrants and represents that the undivided interest hereby conveyed to Assignee in the oil, gas and other mineral leases or other properties referred to or described in Exhibit A shall entitle Assignee to the respective working (expense) interest as set forth in the column entitled
"Working Interest" from the wells or units as specified in Exhibit A below or following said leases or other properties.

             Assignor agrees to execute and deliver to Assignee all such other additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign to Assignee the rights, titles, interests and estates in the properties described conveyed hereby or intended so to be.


             IN WITNESS WHEREOF, the undersigned has affixed its name by its proper officers, duly authorized.




PETROLEUM DEVELOPMENT
CORPORATION
Corporate Seal:
A Nevada Corporation


Attest:

BY:___________________________________
        William D. Gainor
_____________________________________
           Land Manager





STATE OF WEST VIRGINIA,

COUNTY OF HARRISON, TO-WIT:

             The foregoing instrument was acknowledged before me this _______ day of _________________,

199___, by William D. Gainor, Land Manager of Petroleum
Development Corporation, a Nevada Corporation, for and on behalf of the Corporation.


My Commission Expires: ____________________________________

_____________________________________
NOTARY PUBLIC

This instrument was prepared by:

             Petroleum Development Corporation
             103 East Main Street
             P. O. Box 26
             Bridgeport, WV  26330

EXHIBIT "A"

WELL                LEASE  BOOK/                                       WORKING    NET
NAME  LESSOR  DATE  PAGE   ACREAGE  DISTRICT  COUNTY  STATE  INTEREST  INTEREST  LEASE#